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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 August 24, 1995
              ----------------------------------------------------
                (Date of Report; Date of Earliest Event Reported)

                               Organogenesis Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  0-15246                             04-2871690
          ----------------------             -------------------------------
         (Commission File Number)           (IRS Employer Identification No.)


    150 Dan Road, Canton, Massachusetts                  01876
   --------------------------------------              --------
  (Address of principal executive offices)            (Zip Code)


                                   (617) 575-0775
                 --------------------------------------------------
                (Registrant's telephone number, including area code)


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Item 5. Other Events.

A. On August 24, 1995, the Board of Directors of Organogenesis Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of the Company's Common Stock to stockholders of record at the close of business on September 1, 1995. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a "Unit") of Series B Junior Participating Preferred Stock, $1.00 par value (the "Series B Preferred Stock") at a Purchase Price of $85 in cash per Unit, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent.

         Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 30% or more of such outstanding shares of Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after September 1, 1995 will contain a notation incorporating the Rights Agreement by reference and
(iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on September 1, 2005, unless earlier redeemed or exchanged by the Company as described below.

         As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors and except in connection with shares of Common Stock

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issued upon the exercise of employee stock options, issuances under other employee stock benefit plans or the conversion of convertible securities issued hereafter, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

         In the event that a Person becomes the beneficial owner of 15% or more of the then outstanding shares of Common Stock, except pursuant to an offer for all outstanding shares of Common Stock which the independent directors determine to be fair to, and otherwise in the best interests of, shareholders, each holder of a Right will thereafter have the right to receive, upon exercise, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) which equals the exercise price of the Right divided by one-half of the current market price (as defined in the Rights Agreement) of the Common Stock at the date of the occurrence of the event. However, Rights are not exercisable following the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below. Notwithstanding any of the foregoing, following the occurrence of such event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. The event set forth in this paragraph is referred to as a "Section 11(a)(ii) Event."

         For example, at an exercise price of $85 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase for $85 such number of shares of Common Stock (or other consideration, as noted above) as equals $85 divided by one-half of the current market price (as defined in the Rights Agreement) of the Common Stock. Assuming that the Common Stock had a per share value of $42.50 at such time, the holder of each valid Right would be entitled to purchase four shares of Common Stock for $85.

         In the event that, at any time following the Stock Acquisition Date,
(i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation or its Common Stock is changed or exchanged (other than a merger which follows an offer determined by the Board to be fair as described in the second preceding paragraph), or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, that number of shares of common stock of the acquiring company which equals the exercise

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price of the Right divided by one-half of the current market price of such common stock at the date of the occurrence of the event.

         For example, at an exercise price of $85 per Right, each Right following an event set forth in the preceding paragraph would entitle its holder to purchase for $85 such number of shares of common stock of the acquiring company as equals $85 divided by one-half of the current market price (as defined in the Rights Agreement) of such common stock. Assuming that such common stock had a per share value of $42.50 at such time, the holder of each valid Right would be entitled to purchase four shares of common stock of the acquiring company for $42.50.

         At any time after the occurrence of a Section 11(a)(ii) Event, and subject to the concurrence of a majority of the Continuing Directors (as defined in the Rights Agreement), the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Series B Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

         The Purchase Price payable, and the number of Units of Series B Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series B Preferred Stock, (ii) if holders of the Series B Preferred Stock are granted certain rights or warrants to subscribe for Series B Preferred Stock or convertible securities at less than the current market price of the Series B Preferred Stock, or (iii) upon the distribution to holders of the Series B Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

         The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of Common Stock occurring, in any such case, prior to the Distribution Date.

         Shares of Series B Preferred Stock purchasable upon exercise of the Rights will not be redeemable. The Series B Preferred Stock will rank, with respect to the payment of dividends and the

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distribution of assets, junior to all series of any other class of Preferred
Stock, including, but not limited to the Series A Preferred Stock, issued either before or after the issuance of the Series B Preferred Stock, unless the terms of any such series shall provide otherwise. Subject to the foregoing, each share of Series B Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $10 per share and will be entitled to an aggregate dividend of 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Series B Preferred Stock will be entitled, subject to the rights of the holders of Series A Preferred Stock and holders of any other Preferred Stock which is senior to the Series B Preferred Stock, to a minimum preferential liquidating payment of $10 per share and will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Series B Preferred Stock will have 1,000 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock is exchanged, each share of Series B Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. The foregoing dividend and liquidation rights of the Series B Preferred Stock are protected against dilution in the event additional shares of Common Stock are issued pursuant to a stock split, stock dividend or similar recapitalization event.

         Because of the nature of the Series B Preferred Stock's dividend, liquidation and voting rights, the value of one one-thousandth of a share of Series B Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series B Preferred Stock on the last trading date prior to the date of exercise.

         At any time until ten days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (payable in cash or stock). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 redemption price.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without

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limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

         Prior to the Distribution Date, the terms of the Rights are subject to amendment by the Board of Directors without the consent of the holders of the Rights, except that (i) the redemption price of the Rights, the exercise price of the Rights and the number of shares of Series B Preferred Stock issuable upon exercise of the Rights are not subject to amendment and (ii) the expiration date of the Rights is subject to amendment (including acceleration) only in connection with an acquisition of the Company at a price determined to be fair by a majority of the members of the Company's Board of Directors who are not officers of the Company and who are not affiliated with the acquiring party. After the Distribution Date, only limited terms of the Rights are subject to amendment by the Board, and the consent of the Continuing Directors (as defined in the Rights Agreement) is required where appropriate to protect the Rights.

         As of August 24, 1995, there were 10,586,273 shares of Common Stock outstanding, 250,000 shares of Series A Preferred Stock outstanding, warrants to purchase 417,500 shares of Common Stock outstanding and there were 3,950,000 shares of Common Stock reserved for issuance under the Company's 1991 Directors' Stock Option Plan, 1994 Director Stock Option Plan, 1986 Stock Option Plan, 1995 Stock Option Plan and 1991 Employee Stock Purchase Plan. Each outstanding share of Common Stock on September 1, 1995 will receive one Right. As long as the Rights are attached to the Common Stock, one additional Right (as such number may be adjusted pursuant to the provisions of the Rights Agreement) shall be deemed to be delivered for each share of Common Stock issued or delivered by the Company in the future. In addition, following the Distribution Date and prior to the expiration, redemption or exchange of the Rights, the Company may issue Rights when it issues Common Stock only if the Board of Directors deems it to be necessary or appropriate or in connection with the issuance of shares of Common Stock pursuant to the exercise of stock options or under employee plans or upon the exercise, conversion or exchange of certain securities of the Company. Fifty Thousand shares of Series B Preferred Stock are initially reserved for issuance upon exercise of the Rights.

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         The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. The Rights, however, should not affect any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by a majority of unaffiliated Directors, or willing to negotiate with the Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors of the Company since the Board of Directors may, at its option, at any time prior to the close of business on the earlier of (i) the tenth day following the Stock Acquisition Date or (ii) September 1, 2005, redeem all but not less than all of the then outstanding Rights at the Redemption Price.

         The Form of Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit A the Form of Certificate of Designations, as Exhibit B the Form of Rights Certificate, and as Exhibit C the Summary of Rights to Purchase Series B Preferred Stock, is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

B. In addition, on August 24, 1995, the Board of Directors of the Company declared a 25% Common Stock dividend (the "Stock Dividend") whereby one share of Common Stock will be distributed on or about September 8, 1995 for each four shares of Common Stock held of record on September 1, 1995 (the "Record Date") to holders of record on the Record Date. No fractional shares will be issued in connection with the Stock Dividend. Cash payments will be made in lieu of fractional shares based upon the closing price of the Company's Common Stock on the American Stock Exchange on the Record Date. In addition, the Board voted to make appropriate adjustments in the number of shares of Common Stock (i) reserved for issuance and/or issuable under the Corporation's 1986 Stock Option Plan, as amended, Amended and Restated 1991 Employee Stock Purchase Plan, 1994 Director Stock Option Plan, and the 1995 Stock Option Plan and upon exercise of all outstanding options under such Plans and (ii) upon conversion of the outstanding warrants of the Company.

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Item 7. Financial Statements and Exhibits.

                    (c)  Exhibits.

         Exhibit No.                             Exhibit
         -----------                             -------
              4.1                      Rights Agreement, dated as of September
                                       1, 1995, between Organogenesis Inc and
                                       American Stock Transfer & Trust Company,
                                       which includes as Exhibit A the Form of
                                       Certificate of Designations, as Exhibit B
                                       the Form of Rights Certificate, and as
                                       Exhibit C the Summary of Rights to
                                       Purchase Series B Preferred Stock.

              4.2                      Certificate of Designation, filed with
                                       the Secretary of State of the State of
                                       Delaware on August 29, 1995.

              99.1                     Press Release, dated August 24, 1995,
                                       announcing adoption of the Shareholder
                                       Rights Plan and declaration by the Board of Directors of the Company of a 25%
                                       Common Stock Dividend.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 1995

                                           /s/ HERBERT M. STEIN
                                           ------------------------------------
                                           By: Herbert M. Stein
                                           Title: Chief Executive Officer



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